POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Joseph P. DiMaggio, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Churchill Tax-Free Trust (the “Trust”), (i) the Trust’s Registration Statement on Form N-1A (Securities Act File No. 33-13021) or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the undersigned does hereby ratify and confirm his signature as it may be signed by said attorneys-in-fact, or each of them, to the Trust’s Registration Statement and amendments to said Registration Statement, including any amendments to establish a new series of the Trust, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of June, 2011.

/s/ Thomas A. Christopher
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Thomas A. Christopher

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Joseph P. DiMaggio, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Churchill Tax-Free Trust (the “Trust”), (i) the Trust’s Registration Statement on Form N-1A (Securities Act File No. 33-13021) or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the undersigned does hereby ratify and confirm his signature as it may be signed by said attorneys-in-fact, or each of them, to the Trust’s Registration Statement and amendments to said Registration Statement, including any amendments to establish a new series of the Trust, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of June, 2011.

/s/ David A. Duffy
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David A. Duffy

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Joseph P. DiMaggio, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Churchill Tax-Free Trust (the “Trust”), (i) the Trust’s Registration Statement on Form N-1A (Securities Act File No. 33-13021) or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the undersigned does hereby ratify and confirm his signature as it may be signed by said attorneys-in-fact, or each of them, to the Trust’s Registration Statement and amendments to said Registration Statement, including any amendments to establish a new series of the Trust, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of June, 2011.

/s/ John J. Partridge
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John J. Partridge

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Joseph P. DiMaggio, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Churchill Tax-Free Trust (the “Trust”), (i) the Trust’s Registration Statement on Form N-1A (Securities Act File No. 33-13021) or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the undersigned does hereby ratify and confirm his signature as it may be signed by said attorneys-in-fact, or each of them, to the Trust’s Registration Statement and amendments to said Registration Statement, including any amendments to establish a new series of the Trust, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of June, 2011.

/s/ James R. Ramsey
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James R. Ramsey

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Joseph P. DiMaggio, and each of them acting singly, her true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Churchill Tax-Free Trust (the “Trust”), (i) the Trust’s Registration Statement on Form N-1A (Securities Act File No. 33-13021) or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the undersigned does hereby ratify and confirm her signature as it may be signed by said attorneys-in-fact, or each of them, to the Trust’s Registration Statement and amendments to said Registration Statement, including any amendments to establish a new series of the Trust, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of June, 2011.

/s/ Anne J. Mills
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Anne J. Mills

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Joseph P. DiMaggio, and each of them acting singly, her true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Churchill Tax-Free Trust (the “Trust”), (i) the Trust’s Registration Statement on Form N-1A (Securities Act File No. 33-13021) or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the undersigned does hereby ratify and confirm her signature as it may be signed by said attorneys-in-fact, or each of them, to the Trust’s Registration Statement and amendments to said Registration Statement, including any amendments to establish a new series of the Trust, and any other filings with the Securities and Exchange Commission on behalf of the Trust.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 10th day of June, 2011.

/s/ Laureen L. White
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Laureen L. White